UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811–02608)

Exact name of registrant as specified in charter:	Putnam Money Market Fund

Address of principal executive offices:	100 Federal Street, Boston, Massachusetts 02110

Name and address of agent for service:	Robert T. Burns, Vice President 100 Federal Street Boston, Massachusetts 02110

Copy to:	Bryan Chegwidden, Esq. Ropes & Gray LLP 1211 Avenue of the Americas New York, New York 10036

Registrant's telephone number, including area code:	(617) 292–1000

Date of fiscal year end:	September 30, 2020

Date of reporting period:	October 1, 2019 — September 30, 2020

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

IMPORTANT NOTICE: Beginning on January 1, 2021, reports like this one will no longer automatically be sent by mail. See inside for more information.

Putnam Investments

Putnam Money Market Fund

Annual report
9 | 30 | 20

Income funds invest in bonds and other securities with the goal of providing a steady stream of income over time.

FUND SYMBOL
CLASS A
PDDXX

Putnam
Money Market
Fund

Annual report
9 | 30 | 20

IMPORTANT NOTICE: Delivery of paper fund reports

In accordance with regulations adopted by the Securities and Exchange Commission, beginning on January 1, 2021, reports like this one will no longer be sent by mail unless you specifically request it. Instead, they will be on Putnam’s website, and you will be notified by mail whenever a new one is available, and provided with a website link to access the report.

If you wish to stop receiving paper reports sooner, or if you wish to continue to receive paper reports free of charge after January 1, 2021, please see the back cover or insert for instructions. If you invest through a bank or broker, your choice will apply to all funds held in your account. If you invest directly with Putnam, your choice will apply to all Putnam funds in your account.

If you already receive these reports electronically, no action is required.

Message from the Trustees

November 5, 2020

Dear Fellow Shareholder:

In the final months of 2020, the world continues to confront the challenges of the COVID-19 pandemic. Economic activity and employment remain well below levels at the start of the year. The stock and bond markets have fared better, displaying confidence in the early stages of recovery and indicating optimism that successful vaccines will be approved by early next year. Putnam, as in all market conditions, continues to pursue superior investment performance for you and your fellow shareholders. Committed to racial equity, Putnam is also working toward its goals of improving diversity and inclusion within its organization.

Also, we would like to take this opportunity to thank Robert E. Patterson, who retired as a Trustee on June 30, 2020, for his 36 years of service. We will miss Bob’s experienced judgment and insights, and we wish him well.

As always, thank you for investing with Putnam.

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Class A shares do not bear an initial sales charge. For a portion of the periods, the fund had expense limitations, without which returns and yields would have been lower. Yield reflects current performance more closely than total return. See below and pages 7–8 for additional performance information. To obtain the most recent month-end performance, visit putnam.com.

* Source: Lipper, a Refinitiv company.

This comparison shows your fund’s performance in the context of broad market indexes for the 12 months ended 9/30/20. See above and pages 7–8 for additional fund performance information. Index descriptions can be found on pages 11–12.

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Please describe the money market environment during the 12-month reporting period ended September 30, 2020.

JOANNE During the early months of the period, the U.S. economy was supported by robust consumer spending and a strong labor market with historically low unemployment. However, business investment and exports remained weak due to slowing global growth and trade policies. To help sustain the U.S. expansion, the Federal Reserve reduced its benchmark federal funds rate by a quarter of a percentage point in October 2019.

In late February and March 2020, economic and financial market conditions quickly deteriorated due to the global spread of COVID-19 and fears about its impact on global growth. In early March 2020, the Fed made its first emergency rate cut since 2008. That rate reduction of half a percentage point was quickly followed by a second intermeeting reduction of a full percentage point in mid-March. The cuts brought the policy rate to a range of 0%–0.25%. The Fed also increased its open-market operations and launched multiple credit facilities, including the Commercial Paper Funding Facility [CPFF] and Money Market Mutual Fund

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Allocations are shown as a percentage of the fund’s net assets as of 9/30/20. Cash and net other assets, if any, represent the market value weights of cash and other unclassified assets in the portfolio. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of any interest accruals, the exclusion of as-of trades, if any, the use of different classifications of securities for presentation purposes, and rounding. Holdings and allocations may vary over time.

The cash and net other assets category may show a negative market value percentage as a result of the timing of trade-date versus settlement-date transactions.

This chart shows how the fund’s top weightings have changed over the past six months. Allocations are shown as a percentage of the fund’s net assets. Current period summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of any interest accruals, the exclusion of as-of trades, if any, the use of different classifications of securities for presentation purposes, and rounding. Holdings and allocations may vary over time.

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Liquidity Facility [MMLF], to facilitate the flow of credit. Additionally, the Fed purchased large amounts of U.S. Treasuries and agency mortgage-backed securities and indicated that it would continue these purchases for the foreseeable future.

With unemployment soaring, Congress passed the CARES Act, a $2.2 trillion stimulus package to support American families, hospitals, and businesses. Lawmakers also passed an additional $484 billion pandemic-relief package for small businesses and hospitals. As a result, risk sentiment improved markedly in April 2020. Equity and fixed-income assets rallied through August 2020 despite increases in COVID-19 infection rates in the United States and other parts of the world. In September 2020, volatility increased as investors focused on uncertainties around additional stimulus, the presidential election, and the COVID-19 pandemic.

Given the Fed’s rate reductions and strong demand, yields on short-term securities, which influence money market yields, declined sharply during the period. The three-month London Interbank Offered Rate [LIBOR] fell from 2.09% on September 30, 2019, to a historical low of 0.22% before closing the period at 0.23% on September 30, 2020. The three-month U.S. Treasury bill rate dropped from 1.76% to 0.10% over the same time frame. The Fed’s Secured Overnight Financing rate [SOFR] fell even more sharply from 2.35% on September 30, 2019, to a historical low of 0.01% on March 24, 2020, before closing the period at 0.08%.

How did money market funds weather the uncertainty posed by the pandemic?

MIKE Money market fund assets experienced strong net inflows of over $770 billion, bringing total assets to $4.4 trillion on September 30, 2020, according to the Investment Company Institute. Flows were volatile in March 2020 when short-term liquidity in the credit markets diminished. Investors regained confidence after the Fed launched the MMLF, which helped to stabilize short-term funding markets. The launch of the CPFF in April was another positive catalyst for ensuring the orderly function of the money markets. As a result of these and other steps since March, the short-term funding markets fully recovered during the period.

How did the fund perform during the reporting period?

JONATHAN The fund’s class A shares returned 0.72% for the 12 months ended September 30, 2020, slightly outperforming the average return of its Lipper peer group, Money Market Funds.

What was your strategy in this market environment?

JOANNE The CARES Act initiated a series of spending measures to bolster the U.S. economy amid the pandemic. These measures resulted in a massive increase in Treasury debt, which more than doubled the supply of U.S. Treasury bills coming to market from $2.38 trillion on September 30, 2019, to $5.03 trillion by September 30, 2020.

During the period, we added U.S. Treasury bills and U.S. government agency discount notes since they offered more attractive yields relative to repurchase agreements [repos]. [Financial institutions use overnight repos to raise short-term cash to finance their operations.] These holdings increased the portfolio’s duration while maintaining what we believe was its strong liquidity profile. [Duration is a measure of the portfolio’s interest-rate sensitivity.] Extending maturities further out on the money market yield curve locks in relatively attractive rates for longer periods. As the interest-rate environment stabilized in May and June 2020, we shifted our focus to increasing the portfolio’s fixed-rate credit exposures. We

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purchased fixed-rate commercial paper and certificates of deposit issued by various high-quality banks such as Toronto Dominion and DNB Bank ASA. We continued to find selective opportunities in floating-rate securities that reset on a quarterly or monthly basis with issuers such as Canadian Imperial Bank of Commerce and Cooperatieve Rabobank.

These strategies had the intended effect of pushing the weighted average maturity [WAM] of the fund’s portfolio from 21 days on September 30, 2019, to 34 days on September 30, 2020. [WAM represents the average life of all the money market securities held in the portfolio.] The fund’s weighted average life [WAL] was 78 days on September 30, 2019. It fell to 54 days by period-end on September 30, 2020, due to the effects of longer-maturity, floating-rate securities moving closer to maturity. [WAL represents the average length of time for all the money market securities held in the portfolio to pay off principal at maturity.]

What are your thoughts about the U.S. economy as the fourth quarter begins?

MIKE Despite heightened uncertainty and market volatility in the closing weeks of the period, the third quarter of 2020 closed on a positive note as economic data continued to surprise on the upside. The unemployment rate declined to 7.9% in September 2020 from a pandemic high of 14.7% in April 2020. Commodity prices rose in the third quarter, and second-quarter corporate earnings results, while negative, were better than expected.

In August 2020, the Fed adopted a new strategy to hit its 2% inflation target over time, not every year — implying that it would tolerate higher inflation for some time. In September 2020, the Fed provided forward guidance that shifted its policy from providing stability and relief to supporting economic expansion. Fed Chair Jerome Powell announced that the Fed would hold rates close to zero until core inflation reached 2% on a sustained basis. The Fed also signaled that it would likely keep its target rate near zero through 2023.

JONATHAN We entered the fourth quarter with the possibility of a resurgence in COVID-19 cases and volatility leading up to the presidential election. However, we remain encouraged by medical advances and the willingness of the Fed to provide liquidity in the credit markets at an unprecedented scale. Furthermore, the overall usage of the Fed facilities was relatively low during the period, which reflected an improving market backdrop, in our view.

Thank you all for your time and insights today.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk. Statements in the Q&A concerning the fund’s performance or portfolio composition relative to those of the fund’s Lipper peer group may reference information produced by Lipper Inc. or through a third party.

6 Money Market Fund

Your fund’s performance

This section shows your fund’s performance and distribution information for periods ended September 30, 2020, the end of its most recent fiscal year. In accordance with regulatory requirements for mutual funds, we also include expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class R shares are not available to all investors. See the Terms and definitions section in this report for definitions of the share classes offered by your fund.

									Current rate
Fund performance For periods ended 9/30/20									(end of period)*
										Current
	Annual									7-day yield
	average								Current	(without
	(life of		Annual		Annual		Annual		7-day	expense
	fund)	10 years	average	5 years	average	3 years	average	1 year	yield	limitation)
Class A (10/1/76)
Net asset value	4.55%	4.67%	0.46%	4.62%	0.91%	4.13%	1.36%	0.72%	0.01%	–0.25%
Class B (4/27/92)
Before CDSC	4.45	4.55	0.45	4.49	0.88	4.13	1.36	0.72	0.01	–0.25
After CDSC	4.45	4.55	0.45	2.49	0.49	1.13	0.37	–4.28	—	—
Class C (2/1/99)
Before CDSC	4.43	4.55	0.45	4.49	0.88	4.13	1.36	0.72	0.01	–0.25
After CDSC	4.43	4.55	0.45	4.49	0.88	4.13	1.36	–0.28	—	—
Class R (1/21/03)
Net asset value	4.16	4.54	0.45	4.49	0.88	4.13	1.36	0.72	0.01	–0.25

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. None of the share classes carry an initial sales charge. Class B share returns reflect the applicable contingent deferred sales charge (CDSC), which is 5% in the first year, declining over time to 1% in the sixth year, and is eliminated thereafter. Class C share returns reflect a 1% CDSC for the first year that is eliminated thereafter. Class A and R shares generally have no CDSC. Performance for class B, C, and R shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and the higher operating expenses for such shares.

* The 7-day yield is the most common gauge for measuring money market mutual fund performance. Yield reflects current performance more closely than total return.

For a portion of the periods, the fund had expense limitations, without which returns and yields would have been lower.

Class B share performance reflects conversion to class A shares after eight years.

Class C share performance reflects conversion to class A shares after 10 years.

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Comparative Lipper returns For periods ended 9/30/20

	Annual
	average		Annual		Annual		Annual
	(life of fund)	10 years	average	5 years	average	3 years	average	1 year
Lipper Money Market Funds
category average*	4.75%	4.69%	0.46%	4.48%	0.88%	3.95%	1.30%	0.71%

Lipper results should be compared to fund performance at net asset value.

* Over the 1-year, 3-year, 5-year, 10-year, and life-of-fund periods ended 9/30/20, there were 98, 96, 74, 66, and 4 funds, respectively, in this Lipper category.

Fund distribution information For the 12-month period ended 9/30/20

Distributions	Class A	Class B	Class C	Class R
Number	12	12	12	12
Income	$0.007170	$0.007169	$0.007169	$0.007169
Capital gains	—	—	—	—
Total	$0.007170	$0.007169	$0.007169	$0.007169

The classification of distributions, if any, is an estimate. Final distribution information will appear on your year-end tax forms.

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. In the most recent six-month period, your fund’s expenses were limited; had expenses not been limited, they would have been higher. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class R
Total annual operating expenses for the fiscal
year ended 9/30/19	0.48%	0.48%	0.48%	0.48%
Annualized expense ratio for the six-month
period ended 9/30/20*	0.35%	0.35%	0.35%	0.35%

Fiscal year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report.

Expenses are shown as a percentage of average net assets.

* Expense ratios for each class are for the fund’s most recent fiscal half year. As a result of this, ratios may differ from expense ratios based on one-year data in the financial highlights.

8 Money Market Fund

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in each class of the fund from 4/1/20 to 9/30/20. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class R
Expenses paid per $1,000*†	$1.75	$1.75	$1.75	$1.75
Ending value (after expenses)	$1,000.60	$1,000.60	$1,000.60	$1,000.60

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 9/30/20. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended 9/30/20, use the following calculation method. To find the value of your investment on 4/1/20, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class R
Expenses paid per $1,000*†	$1.77	$1.77	$1.77	$1.77
Ending value (after expenses)	$1,023.25	$1,023.25	$1,023.25	$1,023.25

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 9/30/20. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the six-month period; then multiplying the result by the number of days in the six-month period; and then dividing that result by the number of days in the year.

Money Market Fund 9

Consider these risks before investing

The value of investments in the fund’s portfolio may fall or fail to rise over extended periods of time for a variety of reasons, including general economic, political, or financial market conditions; investor sentiment and market perceptions; government actions; geopolitical events or changes; and factors related to a specific issuer, geography, industry, or sector. These and other factors may lead to increased volatility and reduced liquidity in the fund’s portfolio holdings. You can lose money by investing in the fund. Although the fund seeks to preserve the value of your investment at $1.00 per share, there is no guarantee it will do so. The fund may impose a fee upon the sale of your shares or may temporarily suspend your ability to sell shares if the fund’s liquidity falls below certain required minimums because of market conditions or other factors. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The fund’s sponsor has no legal obligation to provide financial support to the fund, and you should not expect that the sponsor will provide financial support to the fund at any time

The values of money market investments usually rise and fall in response to changes in interest rates. Interest-rate risk is generally lowest for investments with short maturities (a significant part of the fund’s investments). Although the fund only buys high-quality investments, investments backed by a letter of credit have the risk that the provider of the letter of credit will not be able to fulfill its obligations to the issuer. The effects of inflation may erode the value of your investment over time.

10 Money Market Fund

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the price, or value, of one share of a mutual fund, without a sales charge. Net asset values fluctuate with market conditions, and are calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines over time from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Current rate is the annual rate of return earned from dividends or interest of an investment. Current rate is expressed as a percentage of the price of a security, fund share, or principal investment.

Share classes

Class A shares generally are fund shares purchased with an initial sales charge. In the case of your fund, which has no sales charge, the reference is to shares purchased or acquired through the exchange of class A shares from another Putnam fund. Exchange of your fund’s class A shares into another fund may involve a sales charge, however.

Class B shares are closed to new investments and are only available by exchange from another Putnam fund or through dividend and/or capital gains reinvestment. They are not subject to an initial sales charge and may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class R shares are not subject to an initial sales charge or CDSC and are only available to employer-sponsored retirement plans.

Comparative rates

London Interbank Offered Rate (LIBOR) is set by the British Bankers Association (BBA). It is based on offered interbank deposit rates contributed in accordance with the instructions to BBA LIBOR contributor banks.

Secured Overnight Financing Rate (SOFR) is a broad overnight secured market rate that reflects the rates of U.S. Treasury repurchase agreements [repos]. SOFR is not a credit-sensitive rate and is highly correlated to supply and demand dynamics in the repo market.

Comparative indexes

Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

ICE BofA (Intercontinental Exchange Bank of America) U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

Lipper Money Market Funds category average is an arithmetic average of the total return of all money market mutual funds tracked by Lipper.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

ICE Data Indices, LLC (“ICE BofA”), used with permission. ICE BofA permits use of the ICE BofA indices and related data on an “as is” basis; makes no warranties regarding same; does not guarantee the suitability, quality, accuracy, timeliness, and/or completeness of

Money Market Fund 11

the ICE BofA indices or any data included in, related to, or derived therefrom; assumes no liability in connection with the use of the foregoing; and does not sponsor, endorse, or recommend Putnam Investments, or any of its products or services.

Lipper, a Refinitiv company, is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

Other information for shareholders

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2020, are available in the Individual Investors section of putnam.com and on the Securities and Exchange Commission (SEC) website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund files monthly portfolio information with the SEC on Form N-MFP. The fund’s Form N-MFP reports are available on the SEC’s website at www.sec.gov.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of September 30, 2020, Putnam employees had approximately $495,000,000 and the Trustees had approximately $76,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

12 Money Market Fund

Important notice regarding Putnam’s privacy policy

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders’ names, addresses, Social Security numbers, and dates of birth. Using this information, we are able to maintain accurate records of accounts and transactions.

It is our policy to protect the confidentiality of our shareholder information, whether or not a shareholder currently owns shares of our funds. In particular, it is our policy not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use.

Under certain circumstances, we must share account information with outside vendors who provide services to us, such as mailings and proxy solicitations. In these cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. Finally, it is our policy to share account information with your financial representative, if you’ve listed one on your Putnam account.

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Trustee approval of management contract

General conclusions

The Board of Trustees of The Putnam Funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Investment Management, LLC (“Putnam Management”) and the sub-management contract with respect to your fund between Putnam Management and its affiliate, Putnam Investments Limited (“PIL”). The Board, with the assistance of its Contract Committee, requests and evaluates all information it deems reasonably necessary under the circumstances in connection with its annual contract review. The Contract Committee consists solely of Trustees who are not “interested persons” (as this term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of The Putnam Funds (“Independent Trustees”).

At the outset of the review process, members of the Board’s independent staff and independent legal counsel considered any possible changes to the annual contract review materials furnished to the Contract Committee during the course of the previous year’s review and, as applicable, identified those changes to Putnam Management. Following these discussions and in consultation with the Contract Committee, the Independent Trustees’ independent legal counsel requested that Putnam Management and its affiliates furnish specified information, together with any additional information that Putnam Management considered relevant, to the Contract Committee. Over the course of several months ending in June 2020, the Contract Committee met on a number of occasions with representatives of Putnam Management, and separately in executive session, to consider the information that Putnam Management provided. Throughout this process, the Contract Committee was assisted by the members of the Board’s independent staff and by independent legal counsel for The Putnam Funds and the Independent Trustees.

In May 2020, the Contract Committee met in executive session to discuss and consider its recommendations with respect to the continuance of the contracts. At the Trustees’ June 2020 meeting, the Contract Committee met in executive session with the other Independent Trustees to review a summary of the key financial, performance and other data that the Contract Committee considered in the course of its review. The Contract Committee then presented its written report, which summarized the key factors that the Committee had considered and set forth its recommendations. The Contract Committee recommended, and the Independent Trustees approved, the continuance of your fund’s management and sub-management contracts, effective July 1, 2020. (Because PIL is an affiliate of Putnam Management and Putnam Management remains fully responsible for all services provided by PIL, the Trustees have not attempted to evaluate PIL as a separate entity, and all subsequent references to Putnam Management below should be deemed to include reference to PIL as necessary or appropriate in the context.)

The Independent Trustees’ approval was based on the following conclusions:

• That the fee schedule in effect for your fund represented reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds, the costs incurred by Putnam Management in providing services to the fund, and the application of certain reductions and waivers noted below; and

• That the fee schedule in effect for your fund represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the management arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that some aspects of the arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of fee arrangements in previous years. For example, with certain exceptions primarily involving newly

14 Money Market Fund

launched or repositioned funds, the current fee arrangements under the vast majority of the funds’ management contracts were first implemented at the beginning of 2010 following extensive review by the Contract Committee and discussions with representatives of Putnam Management, as well as approval by shareholders.

Management fee schedules and total expenses

The Trustees reviewed the management fee schedules in effect for all Putnam funds, including fee levels and breakpoints. The Trustees also reviewed the total expenses of each Putnam fund, recognizing that in most cases management fees represented the major, but not the sole, determinant of total costs to fund shareholders. (Two funds have implemented so-called “all-in” management fees covering substantially all routine fund operating costs.)

In reviewing fees and expenses, the Trustees generally focus their attention on material changes in circumstances — for example, changes in assets under management, changes in a fund’s investment strategy, changes in Putnam Management’s operating costs or profitability, or changes in competitive practices in the mutual fund industry — that suggest that consideration of fee changes might be warranted. The Trustees concluded that the circumstances did not indicate that changes to the management fee schedule for your fund would be appropriate at this time.

Under its management contract, your fund has the benefit of breakpoints in its management fee schedule that provide shareholders with economies of scale in the form of reduced fee levels as assets under management in the Putnam family of funds increase. The Trustees concluded that the fee schedule in effect for your fund represented an appropriate sharing of economies of scale between fund shareholders and Putnam Management.

As in the past, the Trustees also focused on the competitiveness of each fund’s total expense ratio. In order to support the effort to have fund expenses meet competitive standards, the Trustees and Putnam Management and the funds’ investor servicing agent, Putnam Investor Services, Inc. (“PSERV”), have implemented expense limitations that were in effect during your fund’s fiscal year ending in 2019. These expense limitations were: (i) a contractual expense limitation applicable to specified open-end funds, including your fund, of 25 basis points on investor servicing fees and expenses and (ii) a contractual expense limitation applicable to specified open-end funds, including your fund, of 20 basis points on so-called “other expenses” (i.e., all expenses exclusive of management fees, distribution fees, investor servicing fees, investment-related expenses, interest, taxes, brokerage commissions, acquired fund fees and expenses and extraordinary expenses). These expense limitations attempt to maintain competitive expense levels for the funds. Most funds, including your fund, had sufficiently low expenses that these expense limitations were not operative during their fiscal years ending in 2019. Putnam Management and PSERV have agreed to maintain these expense limitations until at least January 30, 2022. In addition, in light of market conditions, Putnam Management voluntarily waived fees and/or reimbursed certain fund expenses in order to enhance your fund’s annualized net yield beginning in March 2020. This fee waiver was voluntary and may be modified or discontinued at any time without notice. The support of Putnam Management and PSERV for these expense limitation arrangements was an important factor in the Trustees’ decision to approve the continuance of your fund’s management and sub-management contracts.

The Trustees reviewed comparative fee and expense information for a custom group of competitive funds selected by Broadridge Financial Solutions, Inc. (“Broadridge”). This comparative information included your fund’s percentile ranking for effective management fees and total expenses (excluding any applicable 12b-1 fees), which provides a general indication of your fund’s relative standing. In the custom peer group, your fund ranked in the second quintile in effective management fees (determined for your fund and the other funds in the custom peer group based on fund asset size and the applicable contractual management fee schedule) and in the third quintile in total expenses (excluding any applicable 12b-1 fees) as of December 31, 2019. The first quintile represents the least expensive funds and the fifth quintile the most expensive funds. The fee and expense data reported by Broadridge as of December 31, 2019 reflected the most recent fiscal year-end data available in Broadridge’s database at that time.

In connection with their review of fund management fees and total expenses, the Trustees also reviewed the costs of the services provided and

Money Market Fund 15

the profits realized by Putnam Management and its affiliates from their contractual relationships with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management, investor servicing and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of the revenues, expenses and profitability of Putnam Management and its affiliates, allocated on a fund-by-fund basis, with respect to the funds’ management, distribution, and investor servicing contracts. For each fund, the analysis presented information about revenues, expenses and profitability for each of the agreements separately and for the agreements taken together on a combined basis. The Trustees concluded that, at current asset levels, the fee schedules in place represented reasonable compensation for the services being provided and represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the Putnam funds at that time.

The information examined by the Trustees in connection with their annual contract review for the Putnam funds included information regarding services provided and fees charged by Putnam Management and its affiliates to other clients, including defined benefit pension and profit-sharing plans, sub-advised mutual funds, private funds sponsored by affiliates of Putnam Management, and model-only separately managed accounts. This information included, in cases where a product’s investment strategy corresponds with a fund’s strategy, comparisons of those fees with fees charged to the Putnam funds, as well as an assessment of the differences in the services provided to these clients as compared to the services provided to the Putnam funds. The Trustees observed that the differences in fee rates between these clients and the Putnam funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients may reflect, among other things, historical competitive forces operating in separate marketplaces. The Trustees considered the fact that in many cases fee rates across different asset classes are higher on average for mutual funds than for other clients, and the Trustees also considered the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to its other clients. The Trustees did not rely on these comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of Putnam Management’s investment process and performance by the work of the investment oversight committees of the Trustees and the full Board of Trustees, which meet on a regular basis with individual portfolio managers and with senior management of Putnam Management’s Investment Division throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process — based on the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to them, and in general Putnam Management’s ability to attract and retain high-quality personnel — but also recognized that this does not guarantee favorable investment results for every fund in every time period.

The Trustees considered that, in the aggregate, 2019 was a strong year of performance for The Putnam Funds, with the Putnam funds, on an asset-weighted basis, ranking in the top quartile of their Lipper Inc. (“Lipper”) peers for the year ended December 31, 2019. For those funds that are evaluated based on their total returns versus selected investment benchmarks, the Trustees observed that the funds, on an asset-weighted-basis, delivered a gross return that was 2.3% ahead of their benchmarks in 2019. In addition to the performance of the individual Putnam funds, the Trustees considered, as they had in prior years, the performance of The Putnam Fund complex versus competitor fund complexes. In this regard, the Trustees observed that The Putnam Funds’ relative performance, as reported in the Barron’s/Lipper Fund Families survey, was exceptionally strong over both the short and long term, with The Putnam Funds ranking as the 8th best performing mutual fund complex out of 55 complexes for the one-year period ended December 31, 2019 and the 8th best performing mutual fund complex out of 45 complexes for the ten-year period, with 2019 marking the third consecutive year that The Putnam Funds have

16 Money Market Fund

ranked in the top ten fund complexes for the ten-year period. The Trustees also noted that The Putnam Funds ranked 26th out of 52 complexes for the five-year period ended December 31, 2019. In addition to the Barron’s/Lipper Fund Families Survey, the Trustees also considered the funds’ ratings assigned by Morningstar Inc., noting that 22 of the funds were four- or five-star rated at the end of 2019 and that this included five funds that had achieved a five-star rating. They also noted, however, the disappointing investment performance of some funds for periods ended December 31, 2019 and considered information provided by Putnam Management regarding the factors contributing to the underperformance and actions being taken to improve the performance of these particular funds. The Trustees indicated their intention to continue to monitor closely the performance of those funds, including the effectiveness of any efforts Putnam Management has undertaken to address underperformance and whether additional actions to address areas of underperformance are warranted.

For purposes of the Trustees’ evaluation of the Putnam funds’ investment performance, the Trustees generally focus on a competitive industry ranking of each fund’s total net return over a one-year, three-year and five-year period. For a number of Putnam funds with relatively unique investment mandates for which Putnam Management informed the Trustees that meaningful competitive performance rankings are not considered to be available, the Trustees evaluated performance based on their total gross and net returns and comparisons of those returns with the returns of selected investment benchmarks. In the case of your fund, the Trustees considered that its class A share cumulative total return performance at net asset value was in the following quartiles of its Lipper peer group (Lipper Money Market Funds) for the one-year, three-year and five-year periods ended December 31, 2019 (the first quartile representing the best-performing funds and the fourth quartile the worst-performing funds):

One-year period	2nd
Three-year period	3rd
Five-year period	3rd

Over the one-year, three-year and five-year periods ended December 31, 2019, there were 99, 99 and 68 funds, respectively, in your fund’s Lipper peer group. (When considering performance information, shareholders should be mindful that past performance is not a guarantee of future results.)

The Trustees considered Putnam Management’s continued efforts to support fund performance through initiatives including structuring compensation for portfolio managers and research analysts to enhance accountability for fund performance, emphasizing accountability in the portfolio management process, and affirming its commitment to a fundamental-driven approach to investing. The Trustees noted further that Putnam Management had made selective hires and internal promotions in 2019 to strengthen its investment team.

Brokerage and soft-dollar allocations; investor servicing

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include benefits related to brokerage allocation and the use of soft dollars, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that are expected to be useful to Putnam Management in managing the assets of the fund and of other clients. Subject to policies established by the Trustees, soft dollars generated by these means are used predominantly to acquire brokerage and research services (including third-party research and market data) that enhance Putnam Management’s investment capabilities and supplement Putnam Management’s internal research efforts. The Trustees noted that, in 2019, they had approved the elimination of a fund expense recapture program, whereby a portion of available soft dollars were used to pay fund expenses, and that the amount of commissions allocated to that program were instead used to increase, by a corresponding amount, the budget allocated for execution services. The Trustees indicated their continued intent to monitor regulatory and industry developments in this area with the assistance of their Brokerage Committee. In addition, with the assistance of their Brokerage Committee, the Trustees indicated their continued intent to monitor the allocation of the Putnam funds’ brokerage in order to ensure that the principle of seeking best price and execution remains paramount in the portfolio trading process.

Putnam Management may also receive benefits from payments that the funds make to Putnam Management’s affiliates for investor or distribution services. In conjunction with the annual review of your fund’s management and sub-management

Money Market Fund 17

contracts, the Trustees reviewed your fund’s investor servicing agreement with PSERV and its distributor’s contracts and distribution plans with Putnam Retail Management Limited Partnership (“PRM”), both of which are affiliates of Putnam Management. The Trustees concluded that the fees payable by the funds to PSERV and PRM, as applicable, for such services are fair and reasonable in relation to the nature and quality of such services, the fees paid by competitive funds, and the costs incurred by PSERV and PRM, as applicable, in providing such services. Furthermore, the Trustees were of the view that the services provided were required for the operation of the funds, and that they were of a quality at least equal to those provided by other providers.

18 Money Market Fund

Audited financial statements

These sections of the report, as well as the accompanying Notes, preceded by the Report of Independent Registered Public Accounting Firm, constitute the fund’s audited financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal year.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

Money Market Fund 19

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of
Putnam Money Market Fund:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the fund’s portfolio, of Putnam Money Market Fund (the “Fund”) as of September 30, 2020, the related statement of operations for the year ended September 30, 2020, the statement of changes in net assets for each of the two years in the period ended September 30, 2020, including the related notes, and the financial highlights for each of the five years in the period ended September 30, 2020 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of September 30, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended September 30, 2020 and the financial highlights for each of the five years in the period ended September 30, 2020 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of September 30, 2020 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
November 5, 2020

We have served as the auditor of one or more investment companies in the Putnam Investments family of mutual funds since at least 1957. We have not been able to determine the specific year we began serving as auditor.

20 Money Market Fund

The fund’s portfolio 9/30/20

	Principal
REPURCHASE AGREEMENTS (37.8%)*	amount	Value
Interest in $340,726,000 joint tri-party repurchase agreement dated
9/30/20 with BofA Securities, Inc. due 10/1/20 — maturity value of $106,257,236 for an effective yield of 0.080% (collateralized by various mortgage backed securities with coupon rates ranging from 1.500% to 5.000% and due dates
ranging from 8/1/2035 to 1/1/2059, valued at $347,540,520)	$106,257,000	$106,257,000
Interest in $444,842,000 joint tri-party repurchase agreement dated
9/30/20 with Citigroup Global Markets, Inc. due 10/1/20 — maturity value of $106,100,236 for an effective yield of 0.080% (collateralized by various mortgage backed securities with coupon rates ranging from 2.586% to 5.000%
and due dates ranging from 9/1/2044 to 8/1/2049, valued at $453,738,840)	106,100,000	106,100,000
Interest in $345,000,000 joint tri-party repurchase agreement dated
9/30/20 with Royal Bank of Canada due 10/1/20 — maturity value of
$106,100,236 for an effective yield of 0.080% (collateralized by various mortgage backed securities with coupon rates ranging from 2.000% to 6.000%
and due dates ranging from 3/1/2040 to 9/20/2050, valued at $351,900,782)	106,100,000	106,100,000
Total repurchase agreements (cost $318,457,000)		$318,457,000

		Maturity	Principal
COMMERCIAL PAPER (35.6%)*	Yield (%)	date	amount	Value
ABN AMRO Funding USA, LLC	0.250	11/16/20	$8,500,000	$8,497,285
ABN AMRO Funding USA, LLC	0.210	3/2/21	8,000,000	7,992,907
Australia & New Zealand Banking Group, Ltd. (Australia)	0.479	11/27/20	8,750,000	8,752,199
Australia & New Zealand Banking Group, Ltd. (Australia)	0.180	3/9/21	8,000,000	7,993,640
Bank of America, NA	0.200	3/12/21	12,000,000	12,000,000
Bank of Nova Scotia (The) (Canada)	1.593	11/9/20	11,000,000	11,000,000
BNP Paribas SA/New York, NY (France)	0.250	12/17/20	8,500,000	8,495,455
BPCE SA (France)	0.210	10/15/20	3,900,000	3,899,682
BPCE SA (France)	0.200	10/28/20	4,000,000	3,999,400
BPCE SA (France)	0.170	11/13/20	8,000,000	7,998,376
Canadian Imperial Bank of Commerce (Canada)	0.421	2/1/21	5,250,000	5,242,466
Commonwealth Bank of Australia (Australia)	1.513	10/8/20	7,250,000	7,250,000
Commonwealth Bank of Australia (Australia)	0.341	3/5/21	8,250,000	8,237,923
Export Development Canada (Canada)	1.158	10/16/20	7,500,000	7,496,406
FMS Wertmanagement (Germany)	0.225	1/21/21	8,000,000	7,994,400
HSBC Bank PLC (United Kingdom)	1.541	10/13/20	2,500,000	2,500,391
HSBC Bank PLC (United Kingdom)	1.449	10/15/20	5,900,000	5,900,466
ING (U.S.) Funding, LLC	0.502	2/1/21	8,500,000	8,485,479
Lloyds Bank PLC (United Kingdom)	0.334	12/4/20	8,250,000	8,250,469
Lloyds Bank PLC (United Kingdom)	0.130	10/2/20	5,000,000	4,999,982
MUFG Bank, Ltd./New York, NY (Japan)	0.361	11/17/20	8,750,000	8,745,888
National Australia Bank, Ltd. (Australia)	0.352	2/19/21	8,750,000	8,750,000
National Bank of Canada (Canada)	0.180	2/4/21	8,000,000	7,994,960
Nationwide Building Society (United Kingdom)	0.160	10/7/20	8,000,000	7,999,787
Nordea Bank ABP (Finland)	0.170	11/25/20	8,000,000	7,997,922
Nordea Bank ABP (Finland)	0.140	10/19/20	8,250,000	8,249,423
NRW.Bank (Germany)	0.170	11/24/20	8,000,000	7,997,960
NRW.Bank (Germany)	0.160	10/15/20	8,000,000	7,999,502
Royal Bank of Canada (Canada)	1.900	3/4/21	7,500,000	7,500,000
Skandinaviska Enskilda Banken AB (Sweden)	0.220	10/14/20	4,250,000	4,249,662
Sumitomo Mitsui Trust Bank, Ltd./New York	0.350	11/12/20	6,350,000	6,347,407

Money Market Fund 21

		Maturity	Principal
COMMERCIAL PAPER (35.6%)* cont.	Yield (%)	date	amount	Value
Svenska Handelsbanken AB (Sweden)	1.573	12/2/20	$11,000,000	$11,000,000
Svenska Handelsbanken AB (Sweden)	0.271	9/2/21	12,000,000	12,000,000
Toronto-Dominion Bank (The) (Canada)	0.180	11/2/20	10,000,000	9,998,400
Toronto-Dominion Bank (The) (Canada)	0.170	11/13/20	4,000,000	3,999,188
Total Capital Canada, Ltd. (Canada)	0.180	11/5/20	8,000,000	7,998,600
Total Capital Canada, Ltd. (Canada)	0.150	11/18/20	8,000,000	7,998,400
Toyota Motor Credit Corp.	0.230	12/16/20	8,000,000	7,996,116
Westpac Banking Corp. (Australia)	0.351	3/4/21	8,000,000	7,988,022
Total commercial paper (cost $299,798,163)				$299,798,163

		Maturity	Principal
CERTIFICATES OF DEPOSIT (11.6%)*	Yield (%)	date	amount	Value
Bank of Montreal/Chicago, IL (Canada)	0.000	12/11/20	$8,000,000	$8,000,000
Bank of Montreal/Chicago, IL FRN (Canada)	0.360	3/4/21	7,750,000	7,750,000
BNP Paribas SA/New York, NY (France)	0.200	3/4/21	8,000,000	8,000,000
Canadian Imperial Bank of Commerce/New
York, NY FRN	0.490	10/9/20	7,750,000	7,750,000
Canadian Imperial Bank of Commerce/New
York, NY FRN	0.409	8/6/21	7,500,000	7,500,000
Cooperatieve Rabobank UA/NY FRN (Netherlands)	0.356	2/3/21	8,500,000	8,500,000
DNB Bank ASA/New York (Norway)	0.160	11/9/20	12,000,000	12,000,000
DNB Bank ASA/New York FRN (Norway)	0.289	2/5/21	11,000,000	11,000,000
Mizuho Bank, Ltd./New York, NY	0.220	11/27/20	4,000,000	4,000,000
Royal Bank of Canada/New York, NY FRN (Canada)	0.570	4/29/21	4,250,000	4,250,000
Sumitomo Mitsui Banking Corp./New York (Japan)	0.380	11/20/20	8,750,000	8,750,000
Toronto Dominion Bank/NY FRN (Canada)	0.276	2/19/21	10,300,000	10,297,684
Total certificates of deposit (cost $97,797,684)				$97,797,684

		Maturity	Principal
ASSET-BACKED COMMERCIAL PAPER (11.3%)*	Yield (%)	date	amount	Value
Atlantic Asset Securitization, LLC	0.170	10/7/20	$8,000,000	$7,999,773
Barclays Bank PLC CCP (United Kingdom)	0.220	11/19/20	4,000,000	3,998,802
Chariot Funding, LLC	0.230	10/5/20	6,300,000	6,299,839
Chariot Funding, LLC	0.210	12/3/20	8,250,000	8,246,968
Collateralized Commercial Paper FLEX Co., LLC	0.323	12/2/20	8,500,000	8,500,000
Collateralized Commercial Paper V Co., LLC	0.270	2/2/21	4,250,000	4,246,048
CRC Funding, LLC	0.210	10/26/20	4,000,000	3,999,417
Fairway Finance Co., LLC (Canada)	0.300	11/12/20	7,500,000	7,497,375
Manhattan Asset Funding Co., LLC (Japan)	0.170	12/1/20	8,000,000	7,997,696
MetLife Short Term Funding, LLC	0.250	1/20/21	8,500,000	8,493,448
MetLife Short Term Funding, LLC	0.140	11/23/20	6,000,000	5,998,763
Old Line Funding, LLC	0.170	12/1/20	8,000,000	7,997,696
Thunder Bay Funding, LLC	0.280	11/18/20	6,250,000	6,247,667
Victory Receivables Corp. (Japan)	0.140	10/23/20	8,000,000	7,999,316
Total asset-backed commercial paper (cost $95,522,808)				$95,522,808

		Maturity	Principal
U.S. TREASURY OBLIGATIONS (3.8%)*	Yield (%)	date	amount	Value
U.S. Treasury FRN	0.320	7/31/21	$7,500,000	$7,498,125
U.S. Treasury FRN	0.239	4/30/21	7,500,000	7,500,168

22 Money Market Fund

		Maturity	Principal
U.S. TREASURY OBLIGATIONS (3.8%)* cont.	Yield (%)	date	amount	Value
U.S. Treasury Bills	0.158	10/1/20	$8,500,000	$8,500,000
U.S. Treasury Bills	0.150	10/20/20	8,500,000	8,499,338
Total U.S. treasury obligations (cost $31,997,631)				$31,997,631

TOTAL INVESTMENTS
Total investments (cost $843,573,286)				$843,573,286

Key to holding’s abbreviations

FRN	Floating Rate Notes: the rate shown is the current interest rate or yield at the close of the reporting period.
Rates may be subject to a cap or floor. For certain securities, the rate may represent a fixed rate currently in place at the close of the reporting period.

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from October 1, 2019 through September 30, 2020 (the reporting period). Within the following notes to the portfolio, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “ASC 820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures.

* Percentages indicated are based on net assets of $843,310,885.

The dates shown on debt obligations are the original maturity dates.

DIVERSIFICATION BY COUNTRY

Distribution of investments by country of risk at the close of the reporting period, excluding collateral received, if any (as a percentage of Portfolio Value):

United States	58.0%	Sweden	3.2%
Canada	12.7	Germany	2.9
Australia	5.8	Norway	2.7
United Kingdom	4.0	Finland	1.9
Japan	4.0	Netherlands	1.0
France	3.8	Total	100.0%

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs
Investments in securities:	Level 1	Level 2	Level 3
Asset-backed commercial paper	$—	$95,522,808	$—
Certificates of deposit	—	97,797,684	—
Commercial paper	—	299,798,163	—
Repurchase agreements	—	318,457,000	—
U.S. treasury obligations	—	31,997,631	—
Totals by level	$—	$843,573,286	$—

The accompanying notes are an integral part of these financial statements.

Money Market Fund 23

Statement of assets and liabilities 9/30/20

ASSETS
Investment in securities, at value (Note 1):
Unaffiliated issuers (at amortized cost)	$525,116,286
Repurchase agreements (identified cost $318,457,000)	318,457,000
Cash	878
Interest and other receivables	377,903
Receivable for shares of the fund sold	1,720,650
Prepaid assets	50,698
Total assets	845,723,415

LIABILITIES
Payable for shares of the fund repurchased	1,558,524
Payable for compensation of Manager (Note 2)	5,453
Payable for custodian fees (Note 2)	16,690
Payable for investor servicing fees (Note 2)	192,668
Payable for Trustee compensation and expenses (Note 2)	459,070
Payable for administrative services (Note 2)	2,902
Distributions payable to shareholders	4,797
Other accrued expenses	172,426
Total liabilities	2,412,530

Net assets	$843,310,885

REPRESENTED BY
Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$843,310,450
Total distributable earnings (Note 1)	435
Total — Representing net assets applicable to capital shares outstanding	$843,310,885

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE
Net asset value, offering price and redemption price per class A share
($805,153,042 divided by 805,152,385 shares)	$1.00
Net asset value and offering price per class B share ($4,022,166 divided by 4,022,140 shares)*	$1.00
Net asset value and offering price per class C share ($26,051,448 divided by 26,052,106 shares)*	$1.00
Net asset value, offering price and redemption price per class R share
($8,084,229 divided by 8,084,309 shares)	$1.00

* Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

24 Money Market Fund

Statement of operations Year ended 9/30/20

INVESTMENT INCOME
Interest	$8,754,288
Total investment income	8,754,288

EXPENSES
Compensation of Manager (Note 2)	2,243,856
Investor servicing fees (Note 2)	1,134,547
Custodian fees (Note 2)	14,872
Trustee compensation and expenses (Note 2)	26,539
Administrative services (Note 2)	20,856
Other	365,201
Fees waived and reimbursed by Manager (Note 2)	(504,015)
Total expenses	3,301,856
Expense reduction (Note 2)	(15,324)
Net expenses	3,286,532

Net investment income	5,467,756

REALIZED GAIN (LOSS)
Net realized gain (loss) on:
Securities from unaffiliated issuers (Notes 1 and 3)	435
Total net realized gain	435

Net gain on investments	435

Net increase in net assets resulting from operations	$5,468,191

The accompanying notes are an integral part of these financial statements.

Money Market Fund 25

Statement of changes in net assets

INCREASE (DECREASE) IN NET ASSETS	Year ended 9/30/20	Year ended 9/30/19
Operations
Net investment income	$5,467,756	$15,569,670
Net realized gain on investments	435	—
Net increase in net assets resulting from operations	5,468,191	15,569,670
Distributions to shareholders (Note 1):
From ordinary income
Net investment income
Class A	(5,256,536)	(14,528,795)
Class B	(20,188)	(72,317)
Class C	(94,081)	(330,011)
Class M	(63,299)	(548,659)
Class R	(41,355)	(103,650)
Class T1	—	(7,066)
Increase (decrease) from capital share transactions (Note 4)	89,269,149	(9,784,928)
Total increase (decrease) in net assets	89,261,881	(9,805,756)

NET ASSETS
Beginning of year	754,049,004	763,854,760
End of year	$843,310,885	$754,049,004

The accompanying notes are an integral part of these financial statements.

26 Money Market Fund

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Money Market Fund 27

Financial highlights (For a common share outstanding throughout the period)

	INVESTMENT OPERATIONS				LESS DISTRIBUTIONS			RATIOS AND SUPPLEMENTAL DATA
											Ratio of net
											investment
											income (loss)
	Net asset value,		Net realized	Total from	From net				Net assets,	Ratio of expenses	to average
	beginning	Net investment	gain (loss)	investment	investment	Total	Net asset value,	Total return at net	end of period	to average net assets	net assets
Period ended	of period	income (loss)	on investments	operations	income	distributions	end of period	asset value (%)[a]	(in thousands)	(%)[b]	(%)
Class A
September 30, 2020	$1.00	.0072	—[c]	.0072	(.0072)	(.0072)	$1.00	.72	$805,153	.41[d]	.68[d]
September 30, 2019	1.00	.0203	—	.0203	(.0203)	(.0203)	1.00	2.05	702,331.48		2.03
September 30, 2018	1.00	.0129	—	.0129	(.0129)	(.0129)	1.00	1.30	713,763.50		1.29
September 30, 2017	1.00	.0046	—	.0046	(.0046)	(.0046)	1.00	.46	738,646	.50[d]	.45[d]
September 30, 2016	1.00	.0001	—[c]	.0001	(.0001)	(.0001)	1.00	.01	868,914	.44[d]	.01[d]
Class B
September 30, 2020	$1.00	.0072	—[c]	.0072	(.0072)	(.0072)	$1.00	.72	$4,022	.41[d]	.60[d]
September 30, 2019	1.00	.0203	—	.0203	(.0203)	(.0203)	1.00	2.05	3,044.48		2.04
September 30, 2018	1.00	.0129	—	.0129	(.0129)	(.0129)	1.00	1.30	3,941.50		1.21
September 30, 2017	1.00	.0034	—	.0034	(.0034)	(.0034)	1.00	.34	9,460	.61[d]	.33[d]
September 30, 2016	1.00	.0001	—[c]	.0001	(.0001)	(.0001)	1.00	.01	9,155	.44[d]	.01[d]
Class C
September 30, 2020	$1.00	.0072	—[c]	.0072	(.0072)	(.0072)	$1.00	.72	$26,051	.41[d]	.51[d]
September 30, 2019	1.00	.0203	—	.0203	(.0203)	(.0203)	1.00	2.05	16,076.48		2.03
September 30, 2018	1.00	.0129	—	.0129	(.0129)	(.0129)	1.00	1.30	10,794.50		1.20
September 30, 2017	1.00	.0034	—	.0034	(.0034)	(.0034)	1.00	.34	19,347	.60[d]	.34[d]
September 30, 2016	1.00	.0001	—[c]	.0001	(.0001)	(.0001)	1.00	.01	26,581	.44[d]	.02[d]
Class R
September 30, 2020	$1.00	.0072	—[c]	.0072	(.0072)	(.0072)	$1.00	.72	$8,084	.41[d]	.65[d]
September 30, 2019	1.00	.0203	—	.0203	(.0203)	(.0203)	1.00	2.05	5,605.48		2.02
September 30, 2018	1.00	.0129	—	.0129	(.0129)	(.0129)	1.00	1.30	5,567.50		1.25
September 30, 2017	1.00	.0034	—	.0034	(.0034)	(.0034)	1.00	.34	7,470	.61[d]	.33[d]
September 30, 2016	1.00	.0001	—[c]	.0001	(.0001)	(.0001)	1.00	.01	12,536	.44[d]	.01[d]

a Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

b Includes amounts paid through expense offset and/or brokerage/service arrangements, if any (Note 2). Also excludes acquired fund fees and expenses, if any.

c Amount represents less than $0.0001 per share.

d Reflects a voluntary waiver of certain fund expenses in effect during the period relating to the enhancement of certain annualized net yields of the fund. As a result of such waivers, the expenses of each class reflect a reduction of the following amounts as a percentage of average net assets:

	9/30/20	9/30/17	9/30/16
Class A	0.06%	0.00%	0.08%
Class B	0.06	0.14	0.58
Class C	0.06	0.15	0.58
Class R	0.06	0.14	0.58

The accompanying notes are an integral part of these financial statements.

28 Money Market Fund	Money Market Fund 29

Notes to financial statements 9/30/20

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from October 1, 2019 through September 30, 2020.

Putnam Money Market Fund (the fund) is a Massachusetts business trust, which is registered under the Investment Company Act of 1940, as amended, as a diversified open-end management investment company. The fund intends to operate as a “retail money market fund” as defined by Rule 2a–7 of the Investment Company Act of 1940 and limits investments in the fund to accounts beneficially owned by natural persons. The fund has adopted policies and procedures permitting the Board of Trustees of the fund to impose a liquidity fee or to temporarily suspend redemptions from the fund (a “redemption gate”) if the fund’s weekly liquid assets fall below specified thresholds. The goal of the fund is to seek as high a rate of current income as Putnam Management believes is consistent with preservation of capital and maintenance of liquidity. The fund invests mainly in money market instruments that are high quality and have short-term maturities. The fund invests significantly in certificates of deposit, commercial paper (including asset-backed commercial paper), U.S. government debt and repurchase agreements, corporate obligations and time deposits and may also invest in U.S. dollar denominated foreign securities of these types. Putnam Management may consider, among other factors, credit and interest rate risks and characteristics of the issuer or counterparty, as well as general market conditions, when deciding whether to buy or sell investments.

The fund offers class A, class B, class C and class R shares. Effective November 25, 2019, all class M shares were converted to class A shares and are no longer available for purchase. Purchases of class B shares are closed to new and existing investors except by exchange from class B shares of another Putnam fund or through dividend and/or capital gains reinvestment. Each class of shares is sold without a front-end sales charge. Class A shares also are generally not subject to a contingent deferred sales charge, and class R shares are not subject to a contingent deferred sales charge. In addition to the standard offering of class A shares, they are also sold to certain college savings plans and other Putnam funds. Prior to November 25, 2019, class M shares were sold without a front-end sales charge and were not subject to a contingent deferred sales charge. Class B shares convert to class A shares after approximately eight years and are subject to a contingent deferred sales charge on certain redemptions. Class C shares are subject to a one-year 1.00% contingent deferred sales charge on certain redemptions and generally convert to class A shares after approximately ten years. Class R shares are not available to all investors. The expenses for class A, class B, class C and class R shares may differ based on each class’ distribution fee, which is identified in Note 2.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent and custodian, who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the fund’s Amended and Restated Agreement and Declaration of Trust, any claims asserted against or on behalf of the Putnam Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

30 Money Market Fund

Investment income, realized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. Shares of each class would receive their pro-rata share of the net assets of the fund, if the fund were liquidated. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees have formed a Pricing Committee to oversee the implementation of these procedures and have delegated responsibility for valuing the fund’s assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.

The valuation of the fund’s portfolio instruments is determined by means of the amortized cost method (which approximates fair value) as set forth in Rule 2a–7 under the Investment Company Act of 1940. The amortized cost of an instrument is determined by valuing it at its original cost and thereafter amortizing any discount or premium from its face value at a constant rate until maturity and is generally categorized as a Level 2 security.

Joint trading account Pursuant to an exemptive order from the SEC, the fund may transfer uninvested cash balances into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Management. These balances may be invested in issues of short-term investments having maturities of up to 90 days.

Repurchase agreements The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the fair value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Collateral for certain tri-party repurchase agreements, which totaled $324,826,381 at the end of the reporting period, is held at the counterparty’s custodian in a segregated account for the benefit of the fund and the counterparty. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest. In the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Interest income, including amortization and accretion of premiums and discounts, is recorded on the accrual basis. Gains or losses on securities sold are determined on the identified cost basis.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Lines of credit The fund participates, along with other Putnam funds, in a $317.5 million unsecured committed line of credit and a $235.5 million unsecured uncommitted line of credit, both provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to 1.25% plus the higher of (1) the Federal Funds rate and (2) the overnight LIBOR for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.04% of the committed line of credit and 0.04% of the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.21% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits

Money Market Fund 31

in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

Distributions to shareholders Income dividends are recorded daily by the fund and are paid monthly. Distributions from capital gains, if any, are paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. For the reporting period, there were no material temporary or permanent differences. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. At the close of the reporting period, the fund reclassified $435 to increase undistributed net investment income and $435 to decrease accumulated net realized gain.

The tax basis components of distributable earnings as of the close of the reporting period were as follows:

Undistributed ordinary income	$5,231

The aggregate identified cost on a financial reporting and tax basis is the same.

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of all open-end mutual funds sponsored by Putnam Management (excluding net assets of funds that are invested in, or that are invested in by, other Putnam funds to the extent necessary to avoid “double counting” of those assets). Such annual rates may vary as follows:

0.440%	of the first $5 billion,	0.240%	of the next $50 billion,
0.390%	of the next $5 billion,	0.220%	of the next $50 billion,
0.340%	of the next $10 billion,	0.210%	of the next $100 billion and
0.290%	of the next $10 billion,	0.205%	of any excess thereafter.

For the reporting period, the management fee represented an effective rate (excluding the impact from any expense waivers in effect) of 0.278% of the fund’s average net assets.

Putnam Management has contractually agreed, through January 30, 2022, to waive fees and/or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were not reduced as a result of this limit.

Putnam Management may from time to time voluntarily undertake to waive fees and/or reimburse certain fund expenses in order to enhance the annualized net yield for the fund. Any such waiver or reimbursement would be voluntary and may be modified or discontinued by Putnam Management at any time without notice. During the reporting period, the fund’s expenses were reduced by $504,015 as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. PIL did not manage any portion of the assets of the fund during the reporting period. If Putnam Management were to engage the services of PIL, Putnam Management would pay a quarterly sub-management fee to PIL for its services at an annual rate of 0.25% of the average net assets of the portion of the fund managed by PIL.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing for class A, class B, class C, class M and

32 Money Market Fund

class R shares that included (1) a per account fee for each direct and underlying non-defined contribution account (retail account) of the fund; (2) a specified rate of the fund’s assets attributable to defined contribution plan accounts; and (3) a specified rate based on the average net assets in retail accounts. Putnam Investor Services, Inc. has agreed that the aggregate investor servicing fees for each fund’s retail and defined contribution accounts for these share classes will not exceed an annual rate of 0.25% of the fund’s average assets attributable to such accounts. Effective November 25, 2019, the fund converted all of its class M shares to class A shares and class M shares were no longer able to be purchased.

During the reporting period, the expenses for each class of shares related to investor servicing fees were as follows:

Class A	$1,090,438	Class M	5,856
Class B	4,638	Class R	8,900
Class C	24,715	Total	$1,134,547

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. For the reporting period, the fund’s expenses were reduced by $15,324 under the expense offset arrangements.

Each Independent Trustee of the fund receives an annual Trustee fee, of which $618, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the Plans) with respect to the following share classes pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, LLC, for services provided and expenses incurred in distributing shares of the fund. The Plans provide payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to the following amounts (Maximum %) of the average net assets attributable to each class. The Trustees currently have not approved payments by the fund under the Plans.

	Maximum %	Approved %
Class B	0.75%	0.00%
Class C	1.00%	0.00%
Class M*	1.00%	0.00%
Class R	1.00%	0.00%

* Effective November 25, 2019, the fund converted all of its class M shares to class A shares and class M shares were no longer able to be purchased.

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $4,441 and $1,687, respectively, in contingent deferred sales charges from redemptions of class B and class C shares purchased by exchange from another Putnam fund.

A deferred sales charge of up to 1.00% for class A shares may be assessed on certain redemptions. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received $1,351 in contingent deferred sales charges from redemptions of class A shares purchased by exchange from another Putnam fund.

Money Market Fund 33

Note 3: Purchases and sales of securities

During the reporting period, the cost of purchases and the proceeds from sales (including maturities) of investment securities (all short-term obligations) aggregated $63,649,790,981 and $63,563,667,908, respectively. The fund may purchase or sell investments from or to other Putnam funds in the ordinary course of business, which can reduce the fund’s transaction costs, at prices determined in accordance with SEC requirements and policies approved by the Trustees. During the reporting period, purchases or sales from or to other Putnam funds, if any, did not represent more than 5% of the fund’s total cost of purchases and/or total proceeds from sales.

Note 4: Capital shares

At the close of the reporting period, there were an unlimited number of shares of beneficial interest authorized. Transactions, including, if applicable, direct exchanges pursuant to share conversions, in capital shares were as follows:

	YEAR ENDED 9/30/20		YEAR ENDED 9/30/19
Class A	Shares	Amount	Shares	Amount
Shares sold	546,346,361	$546,346,361	325,215,221	$325,215,221
Shares issued in connection with
reinvestment of distributions	5,176,352	5,176,352	14,272,650	14,272,650
	551,522,713	551,522,713	339,487,871	339,487,871
Shares repurchased	(448,692,830)	(448,692,830)	(350,901,413)	(350,901,413)
Net increase (decrease)	102,829,883	$102,829,883	(11,413,542)	$(11,413,542)

	YEAR ENDED 9/30/20		YEAR ENDED 9/30/19
Class B	Shares	Amount	Shares	Amount
Shares sold	3,670,667	$3,670,667	2,128,065	$2,128,065
Shares issued in connection with
reinvestment of distributions	19,870	19,870	71,527	71,527
	3,690,537	3,690,537	2,199,592	2,199,592
Shares repurchased	(2,712,831)	(2,712,831)	(3,096,471)	(3,096,471)
Net increase (decrease)	977,706	$977,706	(896,879)	$(896,879)

	YEAR ENDED 9/30/20		YEAR ENDED 9/30/19
Class C	Shares	Amount	Shares	Amount
Shares sold	45,403,602	$45,403,602	43,260,137	$43,260,137
Shares issued in connection with
reinvestment of distributions	86,390	86,390	314,342	314,342
	45,489,992	45,489,992	43,574,479	43,574,479
Shares repurchased	(35,514,715)	(35,514,715)	(38,292,070)	(38,292,070)
Net increase	9,975,277	$9,975,277	5,282,409	$5,282,409

	YEAR ENDED 9/30/20*		YEAR ENDED 9/30/19
Class M	Shares	Amount	Shares	Amount
Shares sold	4,652,625	$4,652,625	44,922,031	$44,922,031
Shares issued in connection with
reinvestment of distributions	37,036	37,036	541,667	541,667
	4,689,661	4,689,661	45,463,698	45,463,698
Shares repurchased	(31,682,904)	(31,682,904)	(46,244,284)	(46,244,284)
Net decrease	(26,993,243)	$(26,993,243)	(780,586)	$(780,586)

34 Money Market Fund

	YEAR ENDED 9/30/20		YEAR ENDED 9/30/19
Class R	Shares	Amount	Shares	Amount
Shares sold	6,316,034	$6,316,034	2,594,937	$2,594,937
Shares issued in connection with
reinvestment of distributions	41,173	41,173	102,209	102,209
	6,357,207	6,357,207	2,697,146	2,697,146
Shares repurchased	(3,877,681)	(3,877,681)	(2,659,281)	(2,659,281)
Net increase	2,479,526	$2,479,526	37,865	$37,865

	YEAR ENDED 9/30/19**
Class T1	Shares	Amount
Shares sold	109,607	$109,607
Shares issued in connection with reinvestment of distributions	6,556	6,556
	116,163	116,163
Shares repurchased	(2,130,358)	(2,130,358)
Net decrease	(2,014,195)	$(2,014,195)

* Effective November 25, 2019, the fund converted all of its class M shares to class A shares and class M shares were no longer able to be purchased.

** Effective December 6, 2018, the fund converted all of its class T1 shares to class A shares and class T1 shares were no longer able to be purchased.

Note 5: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations.

On July 27, 2017, the United Kingdom’s Financial Conduct Authority (“FCA”), which regulates LIBOR, announced a desire to phase out the use of LIBOR by the end of 2021.  LIBOR has historically been a common benchmark interest rate index used to make adjustments to variable-rate loans. It is used throughout global banking and financial industries to determine interest rates for a variety of financial instruments and borrowing arrangements. The transition process might lead to increased volatility and illiquidity in markets that currently rely on LIBOR to determine interest rates. It could also lead to a reduction in the value of some LIBOR-based investments and reduce the effectiveness of new hedges placed against existing LIBOR-based investments. While some LIBOR-based instruments may contemplate a scenario where LIBOR is no longer available by providing for an alternative rate-setting methodology, not all may have such provisions and there may be significant uncertainty regarding the effectiveness of any such alternative methodologies. Since the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur prior to the end of 2021.

Beginning in January 2020, global financial markets have experienced, and may continue to experience, significant volatility resulting from the spread of a virus known as COVID–19. The outbreak of COVID–19 has resulted in travel and border restrictions, quarantines, supply chain disruptions, lower consumer demand, and general market uncertainty. The effects of COVID–19 have adversely affected, and may continue to adversely affect, the global economy, the economies of certain nations, and individual issuers, all of which may negatively impact the fund’s performance.

Money Market Fund 35

Note 6: Offsetting of financial and derivative assets and liabilities

The following table summarizes any derivatives, repurchase agreements and reverse repurchase agreements, at the end of the reporting period, that are subject to an enforceable master netting agreement or similar agreement. For securities lending transactions or borrowing transactions associated with securities sold short, if any, see Note 1. For financial reporting purposes, the fund does not offset financial assets and financial liabilities that are subject to the master netting agreements in the Statement of assets and liabilities.

	BofA Securities, Inc.	Citigroup Global Markets, Inc.	Royal Bank of Canada	Total
Assets:
Repurchase agreements **	$106,257,000	$106,100,000	$106,100,000	$318,457,000
Total Assets	$106,257,000	$106,100,000	$106,100,000	$318,457,000
Liabilities:
Total Liabilities	$—	$—	$—	$—
Total Financial and Derivative	$106,257,000	$106,100,000	$106,100,000	$318,457,000
Net Assets
Total collateral received	$106,257,000	$106,100,000	$106,100,000
(pledged)†##
Net amount	$—	$—	$—
Controlled collateral received
(including TBA commitments)**	$—	$—	$—	$—
Uncontrolled collateral received	$108,382,140	$108,222,000	$108,222,241	$324,826,381
Collateral (pledged) (including
TBA commitments)**	$—	$—	$—	$—

** Included with Investments in securities on the Statement of assets and liabilities.

† Additional collateral may be required from certain brokers based on individual agreements.

## Any over-collateralization of total financial and derivative net assets is not shown. Collateral may include amounts related to unsettled agreements.

Note 7: New accounting pronouncements

In March 2017, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2017–08, Receivables — Nonrefundable Fees and Other Costs (Subtopic 310–20): Premium Amortization on Purchased Callable Debt Securities. The amendments in the ASU shorten the amortization period for certain callable debt securities held at a premium, to be amortized to the earliest call date. The ASU is effective for fiscal years and interim periods within those fiscal years beginning after December 15, 2018. The adoption of these amendments is not material to the financial statements.

36 Money Market Fund

Federal tax information (Unaudited)

For the reporting period, pursuant to §871(k) of the Internal Revenue Code, the fund hereby designates $3,294,769 of distributions paid as qualifying to be taxed as interest-related dividends, and no monies to be taxed as short-term capital gain dividends for nonresident alien shareholders.

The Form 1099 that will be mailed to you in January 2021 will show the tax status of all distributions paid to your account in calendar 2020.

Money Market Fund 37

About the Trustees

INDEPENDENT TRUSTEES

Liaquat Ahamed
Born 1952, Trustee since 2012
Principal occupations during past five years: Author; won Pulitzer Prize for *Lords of Finance: The Bankers Who Broke the World.*

Other directorships: Chairman of the Sun Valley Writers Conference, a literary not-for-profit organization, and a Trustee of the Journal of Philosophy.

Ravi Akhoury
Born 1947, Trustee since 2009
Principal occupations during past five years: Private investor

Other directorships: Director of English Helper, Inc., a private software company; Trustee of the Rubin Museum, serving on the Investment Committee; and previously a Director of RAGE Frameworks, Inc.

Barbara M. Baumann
Born 1955, Trustee since 2010
Principal occupations during past five years: President of Cross Creek Energy Corporation, a strategic consultant to domestic energy firms and direct investor in energy projects.

Other directorships: Director of Ascent Resources, LLC, a private exploration and production company established to acquire, explore for, develop, and produce natural gas, oil, and natural gas liquids reserves in the Appalachian Basin; Director of Devon Energy Corporation, a publicly traded independent natural gas and oil exploration and production company; Director of National Fuel Gas Company, a publicly traded energy company that engages in the production, gathering, transportation, distribution, and marketing of natural gas; Senior Advisor to the energy private equity firm First Reserve; member of the Finance Committee of the Children's Hospital of Colorado; member of the Investment Committee of the Board of The Denver Foundation; and previously a Director of publicly traded companies Buckeye Partners LP, UNS Energy Corporation, CVR Energy Company, and SM Energy Corporation.

Katinka Domotorffy
Born 1975, Trustee since 2012
Principal occupations during past five years: Voting member of the Investment Committees of the Anne Ray Foundation and Margaret A. Cargill Foundation, part of the Margaret A. Cargill Philanthropies.

Other directorships: Director of the Great Lakes Science Center and of College Now Greater Cleveland.

Catharine Bond Hill
Born 1954, Trustee since 2017
Principal occupations during past five years: Managing Director of Ithaka S+R, a not-for-profit service that helps the academic community navigate economic and technological change. From 2006 to 2016, the 10th president of Vassar College.

Other directorships: Director of Yale-NUS College and Trustee of Yale University.

Paul L. Joskow
Born 1947, Trustee since 1997
Principal occupations during past five years: The Elizabeth and James Killian Professor of Economics, Emeritus at the Massachusetts Institute of Technology (MIT). From 2008 to 2017, the President of the Alfred P. Sloan Foundation, a philanthropic institution focused primarily on research and education on issues related to science, technology, and economic performance.

Other directorships: Trustee of Yale University; a Director of Exelon Corporation, an energy company focused on power services; and a member Emeritus of the Board of Advisors of the Boston Symphony Orchestra.

Kenneth R. Leibler
Born 1949, Trustee since 2006
Vice Chair from 2016 to 2018,
and Chair since 2018
Principal occupations during past five years: Vice Chairman Emeritus of the Board of Trustees of Beth Israel Deaconess Hospital in Boston. Member of the Investment Committee of the Boston Arts Academy Foundation.

Other directorships: Director of Eversource Corporation, which operates New England's largest energy delivery system; previously the Chairman of the Boston Options Exchange, an electronic market place for the trading of listed derivatives securities; previously the Chairman and Chief Executive Officer of the Boston Stock Exchange; and previously the President and Chief Operating Officer of the American Stock Exchange.

38 Money Market Fund

George Putnam, III

Born 1951, Trustee since 1984

Principal occupations during past five years: Chairman of New Generation Research, Inc., a publisher of financial advisory and other research services, and President of New Generation Advisors, LLC, a registered investment adviser to private funds.

Other directorships: Director of The Boston Family Office, LLC, a registered investment advisor; a Trustee of the Gloucester Marine Genomics Institute; previously a Trustee of the Marine Biological Laboratory; and previously a Trustee of Epiphany School.

Manoj P. Singh

Born 1952, Trustee since 2017

Principal occupations during past five years: Until 2015, Chief Operating Officer and Global Managing Director at Deloitte Touche Tohmatsu, Ltd., a global professional services organization, serving on the Deloitte U.S. Board of Directors and the boards of Deloitte member firms in China, Mexico, and Southeast Asia.

Other directorships: Director of Abt Associates, a global research firm working in the fields of health, social and environmental policy, and international development; Trustee of Carnegie Mellon University; Director of Pratham USA, an organization dedicated to children's education in India; member of the advisory board of Altimetrik, a business transformation and technology solutions firm; and Director of DXC Technology, a global IT services and consulting company.

Mona K. Sutphen

Born 1967, Trustee since 2020

Principal occupations during past five years: Senior Advisor at The Vistria Group, a private investment firm focused on middle-market companies in the healthcare, education, and financial services industries. From 2014 to 2018, Partner at Macro Advisory Partners, a global consulting firm.

Other directorships: Director of Unitek Learning, a private nursing and medical services education provider in the United States; Director of Pioneer Natural Resources, a publicly traded company engaged in oil exploration and production in the Permian basin; previous Director of Pattern Energy, a publicly traded renewable energy company; Board Member, International Rescue Committee; Co-Chair of the Board of Human Rights First; Trustee of Mount Holyoke College; and member of the Advisory Board for the Center on Global Energy Policy at Columbia University's School of International and Public Affairs.

INTERESTED TRUSTEE

Robert L. Reynolds*

Trustee since 2008 and President and Chief Executive Officer of Putnam Investments since 2008

Principal occupations during past five years: President and Chief Executive Officer of Putnam Investments; President and Chief Executive Officer of Great-West Financial, a financial services company that provides retirement savings plans, life insurance, and annuity and executive benefits products; President and Chief Executive Officer of Great-West Lifeco U.S. Inc., a holding company that owns Putnam Investments and Great-West Financial; and member of Putnam Investments' and Great-West Financial's Board of Directors.

Other directorships: Director of West Virginia University Foundation; director of the Concord Museum; director of Dana-Farber Cancer Institute; Chairman of Massachusetts Competitive Partnership; director of Boston Chamber of Commerce; member of the Chief Executives Club of Boston; member of the National Innovation Initiative; member of the Massachusetts General Hospital President's Council; member of the Council on Competitiveness; and previously the President of the Commercial Club of Boston.

* Mr. Reynolds is an “interested person” (as defined in the Investment Company Act of 1940) of the fund and Putnam Investments. He is President and Chief Executive Officer of Putnam Investments, as well as the President of your fund and each of the other Putnam funds.

The address of each Trustee is 100 Federal Street, Boston, MA 02110.

As of September 30, 2020, there were 98 Putnam funds. All Trustees serve as Trustees of all Putnam funds.

Each Trustee serves for an indefinite term, until his or her resignation, retirement at age 75, removal, or death.

Money Market Fund 39

Officers

In addition to Robert L. Reynolds, the other officers of the fund are shown below:

Robert T. Burns (Born 1961)	Richard T. Kircher (Born 1962)
Vice President and Chief Legal Officer	Vice President and BSA Compliance Officer
Since 2011	Since 2019
General Counsel, Putnam Investments,	Assistant Director, Operational Compliance, Putnam
Putnam Management, and Putnam Retail Management	Investments and Putnam Retail Management

James F. Clark (Born 1974)	Susan G. Malloy (Born 1957)
Vice President and Chief Compliance Officer	Vice President and Assistant Treasurer
Since 2016	Since 2007
Chief Compliance Officer and Chief Risk Officer,	Head of Accounting and Middle Office Services,
Putnam Investments and Chief Compliance Officer,	Putnam Investments and Putnam Management
Putnam Management
Denere P. Poulack (Born 1968)
Nancy E. Florek (Born 1957)	Assistant Vice President, Assistant Clerk,
Vice President, Director of Proxy Voting and Corporate	and Assistant Treasurer
Governance, Assistant Clerk, and Assistant Treasurer	Since 2004
Since 2000
Janet C. Smith (Born 1965)
Michael J. Higgins (Born 1976)	Vice President, Principal Financial Officer, Principal
Vice President, Treasurer, and Clerk	Accounting Officer, and Assistant Treasurer
Since 2010	Since 2007
Head of Fund Administration Services,
Jonathan S. Horwitz (Born 1955)	Putnam Investments and Putnam Management
Executive Vice President, Principal Executive Officer,
and Compliance Liaison	Mark C. Trenchard (Born 1962)
Since 2004	Vice President
Since 2002
Director of Operational Compliance, Putnam
Investments and Putnam Retail Management

The principal occupations of the officers for the past five years have been with the employers as shown above, although in some cases they have held different positions with such employers. The address of each officer is 100 Federal Street, Boston, MA 02110.

40 Money Market Fund

Services for shareholders

Investor services

Systematic investment plan Tell us how much you wish to invest regularly — weekly, semimonthly, or monthly — and the amount you choose will be transferred automatically from your checking or savings account. There’s no additional fee for this service, and you can suspend it at any time. This plan may be a great way to save for college expenses or to plan for your retirement.

Please note that regular investing does not guarantee a profit or protect against loss in a declining market. Before arranging a systematic investment plan, consider your financial ability to continue making purchases in periods when prices are low.

Systematic exchange You can make regular transfers from one Putnam fund to another Putnam fund. There are no additional fees for this service, and you can cancel or change your options at any time.

Dividends PLUS You can choose to have the dividend distributions from one of your Putnam funds automatically reinvested in another Putnam fund at no additional charge.

Free exchange privilege You can exchange money between Putnam funds free of charge, as long as they are the same class of shares. A signature guarantee is required if you are exchanging more than $500,000. The fund reserves the right to revise or terminate the exchange privilege.

Reinstatement privilege If you’ve sold Putnam shares or received a check for a dividend or capital gain, you may reinvest the proceeds with Putnam within 90 days of the transaction and they will be reinvested at the fund’s current net asset value — with no sales charge. However, reinstatement of class B shares may have special tax consequences. Ask your financial or tax representative for details.

Check-writing service You have ready access to many Putnam accounts. It’s as simple as writing a check, and there are no special fees or service charges. For more information about the check-writing service, call Putnam or visit our website.

Dollar cost averaging When you’re investing for long-term goals, it’s time, not timing, that counts. Investing on a systematic basis is a better strategy than trying to figure out when the markets will go up or down. This means investing the same amount of money regularly over a long period. This method of investing is called dollar cost averaging. When a fund’s share price declines, your investment dollars buy more shares at lower prices. When it increases, they buy fewer shares. Over time, you will pay a lower average price per share.

For more information

Visit the Individual Investors section at putnam.com A secure section of our website contains complete information on your account, including balances and transactions, updated daily. You may also conduct transactions, such as exchanges, additional investments, and address changes. Log on today to get your password.

Call us toll free at 1-800-225-1581 Ask a helpful Putnam representative or your financial advisor for details about any of these or other services, or see your prospectus.

Money Market Fund 41

Putnam family of funds

The following is a list of Putnam’s open-end mutual funds offered to the public. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund before investing. For a prospectus, or a summary prospectus if available, containing this and other information for any Putnam fund or product, contact your financial advisor or call Putnam Investor Services at 1-800-225-1581. Please read the prospectus carefully before investing.

Blend	Income
Emerging Markets Equity Fund	Convertible Securities Fund
Focused Equity Fund	Diversified Income Trust
Global Equity Fund	Floating Rate Income Fund
International Capital Opportunities Fund	Global Income Trust
International Equity Fund	Government Money Market Fund*
Multi-Cap Core Fund	High Yield Fund
Research Fund	Income Fund
Money Market Fund†
Global Sector	Mortgage Opportunities Fund
Global Health Care Fund	Mortgage Securities Fund
Global Technology Fund	Short Duration Bond Fund
Ultra Short Duration Income Fund
Growth
Growth Opportunities Fund	Tax-free Income
Small Cap Growth Fund	Intermediate-Term Municipal Income Fund
Sustainable Future Fund	Short-Term Municipal Income Fund
Sustainable Leaders Fund	Strategic Intermediate Municipal Fund
Tax Exempt Income Fund
Value	Tax-Free High Yield Fund
Equity Income Fund
International Value Fund	State tax-free income funds‡:
Small Cap Value Fund	California, Massachusetts, Minnesota,
New Jersey, New York, Ohio, and Pennsylvania.

42 Money Market Fund

Absolute Return	Asset Allocation (cont.)
Fixed Income Absolute Return Fund	Putnam Retirement Advantage Maturity Fund
Multi-Asset Absolute Return Fund	Putnam Retirement Advantage 2060 Fund
Putnam Retirement Advantage 2055 Fund
Putnam PanAgora**	Putnam Retirement Advantage 2050 Fund
Putnam PanAgora Managed Futures Strategy	Putnam Retirement Advantage 2045 Fund
Putnam PanAgora Market Neutral Fund	Putnam Retirement Advantage 2040 Fund
Putnam PanAgora Risk Parity Fund	Putnam Retirement Advantage 2045 Fund
Putnam Retirement Advantage 2040 Fund
Asset Allocation	Putnam Retirement Advantage 2035 Fund
Dynamic Risk Allocation Fund	Putnam Retirement Advantage 2030 Fund
George Putnam Balanced Fund	Putnam Retirement Advantage 2025 Fund
Dynamic Asset Allocation Balanced Fund	Putnam Retirement Advantage 2020 Fund
Dynamic Asset Allocation Conservative Fund	RetirementReady® Maturity Fund
Dynamic Asset Allocation Growth Fund	RetirementReady® 2060 Fund
RetirementReady® 2055 Fund
RetirementReady® 2050 Fund
RetirementReady® 2045 Fund
RetirementReady® 2040 Fund
RetirementReady® 2035 Fund
RetirementReady® 2030 Fund
RetirementReady® 2025 Fund
RetirementReady® 2020 Fund

* You could lose money by investing in the fund. Although the fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The fund’s sponsor has no legal obligation to provide financial support to the fund, and you should not expect that the sponsor will provide financial support to the fund at any time.

† You could lose money by investing in the fund. Although the fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the fund’s liquidity falls below required minimums because of market conditions or other factors.

An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The fund’s sponsor has no legal obligation to provide financial support to the fund, and you should not expect that the sponsor will provide financial support to the fund at any time.

‡ Not available in all states.

** Sub-advised by PanAgora Asset Management.

Check your account balances and the most recent month-end performance in the Individual Investors section at putnam.com.

Money Market Fund 43

Fund information

Founded over 80 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage funds across income, value, blend, growth, sustainable, asset allocation, absolute return, and global sector categories.

Investment Manager	Trustees	Michael J. Higgins
Putnam Investment	Kenneth R. Leibler, Chair	Vice President, Treasurer,
Management, LLC	Liaquat Ahamed	and Clerk
100 Federal Street	Ravi Akhoury
Boston, MA 02110	Barbara M. Baumann	Jonathan S. Horwitz
	Katinka Domotorffy	Executive Vice President,
Investment Sub-Advisor	Catharine Bond Hill	Principal Executive Officer,
Putnam Investments Limited	Paul L. Joskow	and Compliance Liaison
16 St James’s Street	George Putnam, III
London, England SW1A 1ER	Robert L. Reynolds	Richard T. Kircher
	Manoj P. Singh	Vice President and BSA
Marketing Services	Mona K. Sutphen	Compliance Officer
Putnam Retail Management
100 Federal Street	Officers	Susan G. Malloy
Boston, MA 02110	Robert L. Reynolds	Vice President and
	President	Assistant Treasurer
Custodian
State Street Bank	Robert T. Burns	Denere P. Poulack
and Trust Company	Vice President and	Assistant Vice President, Assistant
	Chief Legal Officer	Clerk, and Assistant Treasurer
Legal Counsel
Ropes & Gray LLP	James F. Clark	Janet C. Smith
	Vice President, Chief Compliance	Vice President,
Independent Registered Public	Officer, and Chief Risk Officer	Principal Financial Officer,
Accounting Firm		Principal Accounting Officer,
PricewaterhouseCoopers LLP	Nancy E. Florek	and Assistant Treasurer
Vice President, Director of
	Proxy Voting and Corporate	Mark C. Trenchard
	Governance, Assistant Clerk,	Vice President
and Assistant Treasurer

44 Money Market Fund

This report is for the information of shareholders of Putnam Money Market Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus or summary prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

Putnam INVESTMENTS

100 Federal Street
Boston, MA 02110

1-800-225-1581
putnam.com

Electronic service requested

PRSRT STD
U.S. POSTAGE PAID
BROCKTON, MA
PERMIT NO. 600

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AN039 323199 11/20

Item 2. Code of Ethics:

(a) The fund's principal executive, financial and accounting officers are employees of Putnam Investment Management, LLC, the Fund's investment manager. As such they are subject to a comprehensive Code of Ethics adopted and administered by Putnam Investments which is designed to protect the interests of the firm and its clients. The Fund has adopted a Code of Ethics which incorporates the Code of Ethics of Putnam Investments with respect to all of its officers and Trustees who are employees of Putnam Investment Management, LLC. For this reason, the Fund has not adopted a separate code of ethics governing its principal executive, financial and accounting officers.

Item 3. Audit Committee Financial Expert:

The Funds' Audit, Compliance and Risk Committee is comprised solely of Trustees who are “independent” (as such term has been defined by the Securities and Exchange Commission (“SEC”) in regulations implementing Section 407 of the Sarbanes-Oxley Act (the “Regulations”)). The Trustees believe that each member of the Audit, Compliance and Risk Committee also possesses a combination of knowledge and experience with respect to financial accounting matters, as well as other attributes, that qualifies him or her for service on the Committee. In addition, the Trustees have determined that each of Dr. Hill, Dr. Joskow, and Mr. Singh qualifies as an “audit committee financial expert” (as such term has been defined by the Regulations) based on their review of his or her pertinent experience and education; in the case of Dr. Joskow, including his experience serving on the audit committees of several public companies and institutions and his education and experience as an economist who studies companies and industries, routinely using public company financial statements in his research. The SEC has stated, and the funds' amended and restated agreement and Declaration of Trust provides, that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit, Compliance and Risk Committee and the Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services:

The following table presents fees billed in each of the last two fiscal years for services rendered to the fund by the fund's independent auditor:

Fiscal year ended	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees

September 30, 2020	$68,170	$ —	$4,192	$ —
September 30, 2019	$76,509	$ —	$4,365	$ —

For the fiscal years ended September 30, 2020 and September 30, 2019, the fund's independent auditor billed aggregate non-audit fees in the amounts of $350,034 and $551,349 respectively, to the fund, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

Audit Fees represent fees billed for the fund's last two fiscal years relating to the audit and review of the financial statements included in annual reports and registration statements, and other services that are normally provided in connection with statutory and regulatory filings or engagements.

Audit-Related Fees represent fees billed in the fund's last two fiscal years for services traditionally performed by the fund's auditor, including accounting consultation for proposed transactions or concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

Tax Fees represent fees billed in the fund's last two fiscal years for tax compliance, tax planning and tax advice services. Tax planning and tax advice services include assistance with tax audits, employee benefit plans and requests for rulings or technical advice from taxing authorities.

Pre-Approval Policies of the Audit, Compliance and Risk Committee. The Audit, Compliance and Risk Committee of the Putnam funds has determined that, as a matter of policy, all work performed for the funds by the funds' independent auditors will be pre-approved by the Committee itself and thus will generally not be subject to pre-approval procedures.

The Audit, Compliance and Risk Committee also has adopted a policy to pre-approve the engagement by Putnam Management and certain of its affiliates of the funds' independent auditors, even in circumstances where pre-approval is not required by applicable law. Any such requests by Putnam Management or certain of its affiliates are typically submitted in writing to the Committee and explain, among other things, the nature of the proposed engagement, the estimated fees, and why this work should be performed by that particular audit firm as opposed to another one. In reviewing such requests, the Committee considers, among other things, whether the provision of such services by the audit firm are compatible with the independence of the audit firm.

The following table presents fees billed by the fund's independent auditor for services required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2–01 of Regulation S-X.

Fiscal year ended	Audit-Related Fees	Tax Fees	All Other Fees	Total Non-Audit Fees

September 30, 2020	$ —	$345,842	$ —	$ —
September 30, 2019	$ —	$546,984	$ —	$ —

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant's schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 180 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Disclosures of Securities Lending Activities for Closed-End Management Investment Companies:

Not Applicable

Item 13. Exhibits:

(a)(1) The Code of Ethics of The Putnam Funds, which incorporates the Code of Ethics of Putnam Investments, is filed herewith.

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Money Market Fund

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: November 23, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/ Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: November 23, 2020

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Financial Officer

Date: November 23, 2020